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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

               Date of Report (Date of earliest event reported):
                               DECEMBER 21, 1994

                        The Peregrine Real Estate Trust
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                    0-9097                       94-2255677
      (State or other               (Commission                    (IRS Employer
      jurisdiction of              File Number)              Identification No.)
      incorporation)

                1300 ETHAN WAY, SUITE 200, SACRAMENTO, CA  95825
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (916) 929-8244

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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COMMISSION FILE NO. 0-9097     8-K         PAGE 2 OF 2 PAGES


ITEM 8.  CHANGE IN FISCAL YEAR.

                 At a meeting of its Board of Trustees held on December 21, 1994, The Peregrine Real Estate Trust (the "Company") determined to change the Company's fiscal year to a calendar year. The new fiscal year will commence on January 1, 1995 and end on December 31, 1995. A Transition Report with respect to the period from October 1 through December 31, 1994 will be filed on Form 10-K.



                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           By:  Frank A. Morrow /s/
                                               ---------------------------
                                           Name:  Frank A. Morrow

                                           Title:  Chief Executive Officer

Date:  December  30 , 1994